                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of Regal Cinemas, Inc. on Form S-3 of our report dated February 8, 1996, on our audits of the consolidated financial statements of Regal Cinemas, Inc. as of December 29, 1994 and December 28, 1995, and for each of the three years in the period ended December 28, 1995, which report is included in the Annual Report on Form 10K-A of Regal Cinemas, Inc. for the year ended December 28, 1995, filed with the Securities and Exchange Commission. We also consent to the reference to our firm under the captions "Summary Consolidated Financial and Operating Data" and "Experts."

                                                    /S/ Coopers & Lybrand L.L.P.


                                                    COOPERS & LYBRAND L.L.P.

Knoxville, Tennessee
May 1, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of Regal Cinemas, Inc. on Form S-3 of our report dated February 23, 1996, on our audits of the consolidated financial statements of Georgia State Theatres, Inc. and Subsidiary as of December 29, 1994 and December 28, 1995, and for each of the three years in the period ended December 28, 1995, which report is included in the Current Report on Form 8-K of Regal Cinemas, Inc. dated May 1, 1996. We also consent to the reference to our firm under the caption "Experts."

                                                   /S/ Coopers & Lybrand L.L.P.

                                                   COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
May 1, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of Regal Cinemas, Inc. on Form S-3 of our report dated March 8, 1996, on our audit of the combined Historical Summary of Net Theatre Assets to be Acquired by Regal Cinemas, Inc. from Krikorian Theatres as of December 31, 1995, and the related combined Historical Summary of Direct Theatre Operating Revenues and Expenses for the year then ended, which report is included in the Current Report on Form 8-K of Regal Cinemas, Inc. dated May 1, 1996. We also consent to the reference to our firm under the caption "Experts."

                                                 /S/ Coopers & Lybrand L.L.P.

                                                 COOPERS & LYBRAND L.L.P.

Los Angeles, California
May 1, 1996